Exhibit 99.3

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Year Ended December 31, 2008

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,

	2008	2007	2008	2007

REVENUES:
Minimum rents	$188,300	$181,000	$716,570	$645,753
Percentage rents	8,509	10,632	18,375	22,472
Other rents	9,372	11,179	22,887	23,121
Tenant reimbursements	85,183	83,056	336,173	318,755
Management, development and leasing fees	2,459	1,418	19,393	7,983
Other	5,575	6,353	24,820	21,860

Total revenues	299,398	293,638	1,138,218	1,039,944

EXPENSES:
Property operating	49,274	45,646	190,148	169,489
Depreciation and amortization	102,369	67,576	332,475	243,522
Real estate taxes	23,658	22,518	95,393	87,552
Maintenance and repairs	17,258	16,285	65,617	58,111
General and administrative	11,973	8,780	45,241	37,852
Other	14,643	6,437	33,333	18,525

Total expenses	219,175	167,242	762,207	615,051

Income from operations	80,223	126,396	376,011	424,893
Interest and other income	2,942	3,305	10,076	10,923
Interest expense	(79,473)	(80,154)	(313,209)	(287,884)
Loss on extinguishment of debt	—	—	—	(227)
Impairment of marketable securities	(11,403)	(18,456)	(17,181)	(18,456)
Gain on sales of real estate assets	279	5,005	12,401	15,570
Equity in earnings of unconsolidated affiliates	1,523	734	2,831	3,502
Income tax provision	(738)	(4,030)	(13,495)	(8,390)
Minority interest in (earnings) losses:
Operating partnership	7,700	(10,360)	(7,495)	(46,246)
Shopping center properties	(6,010)	(5,797)	(23,959)	(12,215)

Income (loss) from continuing operations	(4,957)	16,643	25,980	81,470
Operating income of discontinued operations	347	76	1,809	1,621
Gain on discontinued operations	10	2,154	3,798	6,056

Net income (loss)	(4,600)	18,873	31,587	89,147
Preferred dividends	(5,455)	(5,455)	(21,819)	(29,775)

Net income (loss) available to common shareholders	$(10,055)	$13,418	$9,768	$59,372

Basic per share data:
Income (loss) from continuing operations, net of preferred dividends	$(0.16)	$0.17	$0.06	$0.79
Discontinued operations	0.01	0.03	0.09	0.12

Net income (loss) available to common shareholders	$(0.15)	$0.20	$0.15	$0.91

Weighted average common shares outstanding	66,085	65,590	66,005	65,323

Diluted per share data:
Income (loss) from continuing operations, net of preferred dividends	$(0.16)	$0.17	$0.06	$0.78
Discontinued operations	0.01	0.03	0.09	0.12

Net income (loss) available to common shareholders	$(0.15)	$0.20	$0.15	$0.90

Weighted average common and potential dilutive common shares outstanding	66,085	65,952	66,148	65,913

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

The Company’s calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended December 31,		Year Ended December 31,

	2008	2007	2008	2007

Net income (loss) available to common shareholders	$(10,055)	$13,418	$9,768	$59,372
Minority interest in earnings (losses) of operating partnership	(7,700)	10,360	7,495	46,246
Depreciation and amortization expense of:
Consolidated properties	102,369	67,576	332,475	243,522
Unconsolidated affiliates	8,875	6,776	29,987	17,326
Discontinued operations	—	317	892	1,297
Non-real estate assets	(257)	(229)	(1,027)	(919)
Minority investors’ share of depreciation and amortization	(15)	(322)	(958)	(132)
Gain on discontinued operations	(10)	(2,154)	(3,798)	(6,056)
Income tax provision on disposal of discontinued operations	—	872	1,439	872

Funds from operations of the operating partnership	$93,207	$96,614	$376,273	$361,528

Funds from operations per diluted share	$0.80	$0.83	$3.22	$3.10

Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	116,806	116,585	116,781	116,584

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	$93,207	$96,614	$376,273	$361,528
Percentage allocable to Company shareholders (1)	56.62%	56.43%	56.59%	56.32%

Funds from operations allocable to Company shareholders	$52,774	$54,519	$212,933	$203,613

(1)

Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units on page 4.

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees	$1,994	$612	$11,250	$6,407
Lease termination fees per share	$0.02	$0.01	$0.10	$0.05

Straight-line rental income	$2,056	$2,143	$6,137	$5,876
Straight-line rental income per share	$0.02	$0.02	$0.05	$0.05

Gains on outparcel sales	$1,720	$5,600	$15,963	$16,651
Gains on outparcel sales per share	$0.01	$0.05	$0.14	$0.14

Amortization of acquired above- and below-market leases	$3,850	$2,299	$10,735	$10,579
Amortization of acquired above- and below-market leases per share	$0.03	$0.02	$0.09	$0.09

Amortization of debt premiums	$1,991	$1,935	$7,909	$7,714
Amortization of debt premiums per share	$0.02	$0.02	$0.07	$0.07

Income tax provision	$(738)	$(3,158)	$(12,056)	$(7,518)
Income tax provision per share	$(0.01)	$(0.03)	$(0.10)	$(0.06)

Impairment of marketable securities	$(11,403)	$(18,456)	$(17,181)	$(18,456)
Impairment of marketable securities per share	$(0.10)	$(0.16)	$(0.15)	$(0.16)

Abandoned projects	$(9,407)	$(1,261)	$(12,351)	$(2,216)
Abandoned projects per share	$(0.08)	$(0.01)	$(0.11)	$(0.02)

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,

	2008	2007	2008	2007

Net income (loss)	$(4,600)	$18,873	$31,587	$89,147

Adjustments:
Depreciation and amortization	102,369	67,576	332,475	243,522
Depreciation and amortization from unconsolidated affiliates	8,875	6,776	29,987	17,326
Depreciation and amortization from discontinued operations	—	317	892	1,297
Minority investors’ share of depreciation and amortization in shopping center properties	(15)	(322)	(958)	(132)
Interest expense	79,473	80,154	313,209	287,884
Interest expense from unconsolidated affiliates	7,653	7,904	28,525	20,480
Minority investors’ share of interest expense in shopping center properties	(135)	(466)	(1,492)	(831)
Loss on extinguishment of debt	—	—	—	227
Abandoned projects expense	9,407	1,261	12,351	2,216
Gain on sales of real estate assets	(279)	(5,005)	(12,401)	(15,570)
Gain on sales of real estate assets of unconsolidated affiliates	(832)	(473)	(3,548)	(1,706)
Impairment of marketable securities	11,403	18,456	17,181	18,456
Minority investors’ share of gain on sales of shopping center real estate assets	—	—	—	621
Income tax provision	738	4,030	13,495	8,390
Minority interest in earnings (losses) of operating partnership	(7,700)	10,360	7,495	46,246
Gain on discontinued operations	(10)	(2,154)	(3,798)	(6,056)

Operating partnership’s share of total NOI	206,347	207,287	765,000	711,517
General and administrative expenses	11,973	8,780	45,241	37,852
Management fees and non-property level revenues	(8,025)	(10,020)	(36,607)	(35,756)

Operating partnership’s share of property NOI	210,295	206,047	773,634	713,613
NOI of non-comparable centers	(25,317)	(13,379)	(89,121)	(18,934)

Total same-center NOI	$184,978	$192,668	$684,513	$694,679

Malls	$171,871	$178,979	$630,616	$639,439
Associated centers	7,445	8,068	31,340	32,592
Community centers	1,815	1,903	7,682	6,922
Other	3,847	3,718	14,875	15,726

Total same-center NOI	184,978	192,668	684,513	694,679
Less lease termination fees	(601)	(600)	(8,425)	(6,397)

Total same-center NOI, excluding lease termination fees	$184,377	$192,068	$676,088	$688,282

Percentage Change:
Malls	-4.0%		-1.4%
Associated centers	-7.7%		-3.8%
Community centers	-4.6%		11.0%
Other	3.5%		-5.4%

Total same-center NOI	-4.0%		-1.5%

Total same-center NOI, excluding lease termination fees	-4.0%		-1.8%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

Company’s Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	December 31, 2008

	Fixed Rate	Variable Rate	Total

Consolidated debt	$4,608,347	$1,487,329	$6,095,676
Minority investors’ share of consolidated debt	(23,648)	(928)	(24,576)
Company’s share of unconsolidated affiliates’ debt	418,761	143,468	562,229

Company’s share of consolidated and unconsolidated debt	$5,003,460	$1,629,869	$6,633,329

Weighted average interest rate	5.96%	2.02%	4.99%

	December 31, 2007

	Fixed Rate	Variable Rate	Total

Consolidated debt	$4,543,515	$1,325,803	$5,869,318
Minority investors’ share of consolidated debt	(24,236)	(2,517)	(26,753)
Company’s share of unconsolidated affiliates’ debt	335,903	49,475	385,378

Company’s share of consolidated and unconsolidated debt	$4,855,182	$1,372,761	$6,227,943

Weighted average interest rate	5.79%	6.14%	5.87%

Debt-To-Total-Market Capitalization Ratio as of December 31, 2008
(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value

Common stock and operating partnership units	117,010	$6.50	$760,565
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000

Total market equity			1,050,565
Company’s share of total debt			6,633,329

Total market capitalization			$7,683,894

Debt-to-total-market capitalization ratio			86.3%

(1)

Stock price for common stock and operating partnership units equals the closing price of the common stock on December 31, 2008. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,

	Basic	Diluted	Basic	Diluted

2008:
Weighted average shares - EPS	66,085	66,085	66,005	66,148
Weighted average dilutive shares for FFO (1)	—	93	—	—
Weighted average operating partnership units	50,628	50,628	50,633	50,633

Weighted average shares- FFO	116,713	116,806	116,638	116,781

2007:
Weighted average shares - EPS	65,590	65,952	65,323	65,913
Weighted average operating partnership units	50,637	50,633	50,671	50,671

Weighted average shares- FFO	116,227	116,585	115,994	116,584

	Three Months Ended December 31,		Year Ended December 31,

Dividend Payout Ratio	2008	2007	2008	2007

Weighted average dividend per share	$0.37255	$0.55047	$2.02396	$2.08260
FFO per diluted, fully converted share	$0.80	$0.83	$3.22	$3.10

Dividend payout ratio	46.6%	66.3%	62.9%	67.2%

(1)

Because the Company incurred a net loss during the three months ended December 31, 2008, there are no potentially dilutive shares recognized in the number of diluted weighted average shares for EPS purposes for that period due to their anti-dilutive nature. However, because FFO was positive during the fourth quarter of 2008, the dilutive shares are recognized in the number of diluted weighted average shares for purposes of calculating FFO per share.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

Consolidated Balance Sheets
(Unaudited, in thousands except share data)

	December 31, 2008	December 31, 2007

ASSETS
Real estate assets:
Land	$902,504	$917,578
Buildings and improvements	7,503,334	7,263,907

	8,405,838	8,181,485
Accumulated depreciation	(1,310,173)	(1,102,767)

	7,095,665	7,078,718
Developments in progress	225,815	323,560

Net investment in real estate assets	7,321,480	7,402,278
Cash and cash equivalents	51,227	65,826
Cash in escrow	2,700	—
Receivables:
Tenant, net of allowance	74,402	72,570
Other	12,145	10,257
Mortgage and other notes receivable	58,961	135,137
Investments in unconsolidated affiliates	207,618	142,550
Intangible lease assets and other assets	305,802	276,429

	$8,034,335	$8,105,047

LIABILITIES AND SHAREHOLDERS’ EQUITY
Mortgage and other notes payable	$6,095,676	$5,869,318
Accounts payable and accrued liabilities	329,991	394,884

Total liabilities	6,425,667	6,264,202

Commitments and contingencies
Minority interests	815,010	920,297

Shareholders’ equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 66,394,844 and 66,179,747 issued and outstanding in 2008 and 2007, respectively	664	662
Additional paid-in capital	1,008,883	990,048
Accumulated other comprehensive loss	(22,594)	(20)
Accumulated deficit	(193,307)	(70,154)

Total shareholders’ equity	793,658	920,548

	$8,034,335	$8,105,047

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company’s ability to incur and service debt.

Ratio of EBITDA to Interest Expense (Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,

	2008	2007	2008	2007

EBITDA:
Net income (loss)	$(4,600)	$18,873	$31,587	$89,147

Adjustments:
Depreciation and amortization	102,369	67,576	332,475	243,522
Depreciation and amortization from unconsolidated affiliates	8,875	6,776	29,987	17,326
Depreciation and amortization from discontinued operations	—	317	892	1,297
Minority investors’ share of depreciation and amortization in shopping center properties	(15)	(322)	(958)	(132)
Interest expense	79,473	80,154	313,209	287,884
Interest expense from unconsolidated affiliates	7,653	7,904	28,525	20,480
Minority investors’ share of interest expense in shopping center properties	(135)	(466)	(1,492)	(831)
Taxes	1,343	4,271	16,345	10,570
Loss on extinguishment of debt	—	—	—	227
Impairment of marketable securities	11,403	18,456	17,181	18,456
Abandoned projects	9,407	1,261	12,351	2,216
Minority interest in earnings (losses) of operating partnership	(7,700)	10,360	7,495	46,246
Gain on discontinued operations	(10)	(2,154)	(3,798)	(6,056)

Company’s share of total EBITDA	$208,063	$213,006	$783,799	$730,352

Interest Expense:
Interest expense	$79,473	$80,154	$313,209	$287,884
Interest expense from unconsolidated affiliates	7,653	7,904	28,525	20,480
Minority investors’ share of interest expense in shopping center properties	(135)	(466)	(1,492)	(831)

Company’s share of total interest expense	$86,991	$87,592	$340,242	$307,533

Ratio of EBITDA to Interest Expense	2.39	2.43	2.30	2.37

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

	Three Months Ended December 31,		Year Ended December 31,

	2008	2007	2008	2007

Company’s share of total EBITDA	$208,063	$213,006	$783,799	$730,352
Interest expense	(79,473)	(80,154)	(313,209)	(287,884)
Minority investors’ share of interest expense in shopping center properties	135	466	1,492	831
Taxes	(1,343)	(4,271)	(16,345)	(10,570)
Amortization of deferred financing costs and non-real estate depreciation included in operating expense	2,362	1,807	9,382	7,270
Amortization of debt premiums	(1,991)	(1,935)	(7,909)	(7,714)
Amortization of above- and below- market leases	(3,763)	(2,304)	(10,659)	(10,584)
Depreciation and interest expense from unconsolidated affiliates	(16,528)	(14,680)	(58,512)	(37,806)
Minority investors’ share of depreciation and amortization in shopping center properties	15	322	958	132
Minority interest in earnings - shopping center properties	6,010	5,797	23,959	12,215
Gains on outparcel sales	(279)	(5,005)	(12,401)	(15,570)
Income tax benefit from stock options	—	4,965	7,472	9,104
Equity in earnings of unconsolidated affiliates	(1,523)	(734)	(2,831)	(3,502)
Distributions from unconsolidated affiliates	4,757	2,526	15,661	9,450
Share-based compensation expense	988	2,335	5,016	6,862
Changes in operating assets and liabilities	(12,436)	38,362	(6,780)	67,693

Cash flows provided by operating activities	$104,994	$160,503	$419,093	$470,279

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Twelve Months Ended December 31, 2008

Schedule of Mortgage and Other Notes Payable as of December 31, 2008
(Dollars in thousands )

			Optional Extended Maturity Date
		Original Maturity Date					Balance
				Interest Rate
Location	Property				Balance		Fixed	Variable

Operating Properties:
Milford, CT	Milford Marketplace	Jan-09	—	2.64%	$19,009	(a)	$—	$19,009
High Point, NC	Oak Hollow Mall	Feb-09	—	7.31%	38,183	(b)	38,183	—
Cary, NC	Cary Towne Center	Mar-09	—	6.85%	82,203		82,203	—
Daytona Beach, FL	Volusia Mall	Mar-09	—	6.70%	51,536		51,536	—
Fairview Heights, IL	St. Clair Square	Apr-09	—	7.00%	59,709		59,709	—
Terre Haute, IN	Honey Creek Mall	May-09	—	6.95%	30,350		30,350	—
Pearland, TX	Pearland Town Center	Jul-09	Jul-12	3.03%	110,915	(c)	—	110,915
Pearland, TX	Pearland Hotel	Jul-09	Jul-12	3.03%	8,298	(c)	—	8,298
Pearland, TX	Pearland Office	Jul-09	Jul-12	3.03%	7,563	(c)	—	7,563
Chattanooga, TN	CBL Center II	Aug-09	Aug-10	3.83%	11,599		—	11,599
Burlington, NC	Alamance Crossing	Sep-09	Sep-11	1.72%	74,413		—	74,413
Meridian, MS	Bonita Lakes Crossing	Oct-09	—	6.82%	7,307		7,307	—
Meridian, MS	Bonita Lakes Mall	Oct-09	—	6.82%	23,319		23,319	—
Stillwater, OK	Lakeview Pointe	Nov-09	Nov-10	1.59%	15,600		—	15,600
Cincinnati, OH	Eastgate Mall	Dec-09	—	4.55%	53,325	(d)	53,325	—
Little Rock, AR	Park Plaza Mall	May-10	—	8.69%	39,398		39,398	—
Spartanburg, SC	WestGate Crossing	Jul-10	—	8.42%	9,155		9,155	—
Burnsville, MN	Burnsville Center	Aug-10	—	8.00%	63,414		63,414	—
Roanoke, VA	Valley View Mall	Sep-10	—	8.61%	41,845		41,845	—
Beaumont, TX	Parkdale Crossing	Sep-10	—	5.01%	7,915		7,915	—
Beaumont, TX	Parkdale Mall	Sep-10	—	5.01%	50,129		50,129	—
Nashville, TN	CoolSprings Galleria	Sep-10	—	6.22%	123,305		123,305	—
Lansing, MI	Meridian Mall	Nov-10	Nov-11	5.18%	40,000	(e)	40,000	—
Stroud, PA	Stroud Mall	Dec-10	—	8.42%	30,208		30,208	—
Wausau, WI	Wausau Center	Dec-10	—	6.70%	11,695		11,695	—
York, PA	York Galleria	Dec-10	—	8.34%	48,267		48,267	—
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	1.47%	15,549		—	15,549
Lexington, KY	Fayette Mall	Jul-11	—	7.00%	88,662		88,662	—
St. Louis, MO	Mid Rivers Mall	Jul-11	—	7.24%	78,748		78,748	—
Panama City, FL	Panama City Mall	Aug-11	—	7.30%	37,741		37,741	—
Asheville, NC	Asheville Mall	Sep-11	—	6.98%	64,634		64,634	—
Nashville, TN	Rivergate Mall	Sep-11	Sep-13	5.85%	87,500	(f)	87,500	—
Ft. Smith, AR	Massard Crossing	Feb-12	—	7.54%	5,577		5,577	—
Vicksburg, MS	Pemberton Plaza	Feb-12	—	7.54%	1,905		1,905	—
Houston, TX	Willowbrook Plaza	Feb-12	—	7.54%	28,535		28,535	—
Fayetteville, NC	Cross Creek Mall	Apr-12	—	7.40%	60,055		60,055	—
Colonial Heights, VA	Southpark Mall	May-12	—	7.00%	34,186		34,186	—
Douglasville, GA	Arbor Place	Jul-12	—	6.51%	71,148		71,148	—
Saginaw, MI	Fashion Square	Jul-12	—	6.51%	54,474		54,474	—
Louisville, KY	Jefferson Mall	Jul-12	—	6.51%	39,634		39,634	—
North Charleston, SC	Northwoods Mall	Jul-12	—	6.51%	56,744		56,744	—
Jackson, TN	Old Hickory Mall	Jul-12	—	6.51%	31,428		31,428	—
Asheboro, NC	Randolph Mall	Jul-12	—	6.50%	13,703		13,703	—
Racine, WI	Regency Mall	Jul-12	—	6.51%	31,078		31,078	—
Douglasville, GA	The Landing At Arbor Place	Jul-12	—	6.51%	8,032		8,032	—
Spartanburg, SC	WestGate Mall	Jul-12	—	6.50%	49,228		49,228	—
Chattanooga, TN	CBL Center	Aug-12	—	6.25%	13,677		13,677	—
Livonia, MI	Laurel Park Place	Dec-12	—	8.50%	48,088		48,088	—
Monroeville, PA	Monroeville Mall	Jan-13	—	5.73%	120,831		120,831	—
Greensburg, PA	Westmoreland Mall	Mar-13	—	5.05%	73,685		73,685	—
St. Louis, MO	West County Center	Apr-13	—	5.19%	155,298		155,298	—
Columbia, SC	Columbia Place	Sep-13	—	5.45%	30,118		30,118	—
St. Louis, MO	South County Center	Oct-13	—	4.96%	79,025		79,025	—
Joplin, MO	Northpark Mall	Mar-14	—	5.75%	38,076		38,076	—

			Optional Extended Maturity Date
		Original Maturity Date					Balance
				Interest Rate
Location	Property				Balance		Fixed	Variable

Laredo, TX	Mall del Norte	Dec-14	—	5.04%	113,400		113,400	—
Rockford, IL	Cherryvale Mall	Oct-15	—	5.00%	89,360		89,360	—
Brookfield, IL	Brookfield Square	Nov-15	—	5.08%	100,028		100,028	—
Madison, WI	East Towne Mall	Nov-15	—	5.00%	76,163		76,163	—
Madison, WI	West Towne Mall	Nov-15	—	5.00%	107,581		107,581	—
Bloomington, IL	Eastland Mall	Dec-15	—	5.85%	59,400		59,400	—
Decatur, IL	Hickory Point Mall	Dec-15	—	5.85%	31,817		31,817	—
Overland Park, KS	Oak Park Mall	Dec-15	—	5.85%	275,700		275,700	—
Janesville, WI	Janesville Mall	Apr-16	—	8.38%	10,152		10,152	—
Akron, OH	Chapel Hill Mall	Aug-16	—	6.10%	74,743		74,743	—
Chesapeake, VA	Greenbrier Mall	Aug-16	—	5.91%	82,421		82,421	—
Chattanooga, TN	Hamilton Place	Aug-16	—	5.86%	113,420		113,420	—
Midland, MI	Midland Mall	Aug-16	—	6.10%	36,886		36,886	—
St. Louis, MO	Chesterfield Mall	Sep-16	—	5.74%	140,000		140,000	—
Southaven, MS	Southaven Towne Center	Jan-17	—	5.50%	44,782		44,782	—
Charleston, SC	Citadel Mall	Apr-17	—	5.68%	73,535		73,535	—
Chattanooga, TN	Hamilton Corner	Apr-17	—	5.67%	16,662		16,662	—
Layton, UT	Layton Hills Mall	Apr-17	—	5.66%	105,111		105,111	—
Lafayette, LA	Mall of Acadiana	Apr-17	—	5.67%	147,061		147,061	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17	—	5.67%	43,414		43,414	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	—	5.67%	22,001		22,001	—
Cincinnati, OH	Eastgate Crossing	May-17	—	5.66%	16,368		16,368	—
Nashville, TN	Courtyard at Hickory Hollow	Oct-18	—	6.00%	1,976		1,976	—
Winston-Salem, NC	Hanes Mall	Oct-18	—	7.31%	163,730		163,730	—
Nashville, TN	Hickory Hollow Mall	Oct-18	—	6.00%	34,194		34,194	—

	SUBTOTAL				$4,455,924		$4,192,978	$262,946

Weighted average interest rate					5.93%		6.15%	2.49%

Debt Premiums (Discounts):
Daytona Beach, FL	Volusia Mall	Mar-09	—	4.75%	$249		$249	$—
Terre Haute, IN	Honey Creek Mall	Apr-09	—	4.75%	273		273	—
Little Rock, AR	Park Plaza Mall	May-10	—	4.90%	1,810		1,810	—
Roanoke, VA	Valley View Mall	Sep-10	—	5.10%	2,425		2,425	—
St. Louis, MO	Mid Rivers Mall	Jul-11	—	5.66%	3,304		3,304	—
Fayetteville, NC	Cross Creek Mall	Apr-12	—	5.00%	4,296		4,296	—
Colonial Heights, VA	Southpark Mall	May-12	—	5.10%	1,938		1,938	—
Livonia, MI	Laurel Park Place	Dec-12	—	5.00%	5,759		5,759	—
Monroeville, PA	Monroeville Mall	Jan-13	—	5.30%	1,805		1,805	—
St. Louis, MO	West County Center	Apr-13	—	5.82%	(3,469)		(3,469)	—
St. Louis, MO	South County Center	Oct-13	—	5.50%	(1,721)		(1,721)	—
Joplin, MO	Northpark Mall	Mar-14	—	5.50%	398		398	—
St. Louis, MO	Chesterfield Mall	Sep-16	—	5.96%	(2,049)		(2,049)	—

	SUBTOTAL				$15,018		$15,018	$—

Weighted average interest rate					4.83%		4.83%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,470,942		$4,207,996	$262,946

Weighted average interest rate					5.93%		6.14%	2.49%

Construction Loans:

D’lberville, MS	The Promenade	Dec-10	Dec-11	1.75%	$79,085	(g)	$—	$79,085
Pittsburgh, PA	Settler’s Ridge	Dec-10	Dec-12	2.03%	15,270		—	15,270
St. Louis, MO	West County Center- Former Lord & Taylor	Mar-11	Mar-13	1.51%	20,984		—	20,984

	SUBTOTAL				$115,339		$—	$115,339

			Optional Extended Maturity Date
		Original Maturity Date					Balance
				Interest Rate
Location	Property				Balance		Fixed	Variable

Credit Facilities:
Unsecured credit facility, $560,000 capacity		Aug-09	Aug-11	1.92%	$522,500		$—	$522,500

Secured credit facilities:
$524,850 capacity		Feb-09	Feb-10	1.29%	524,850	(h)	400,000	124,850
$105,000 capacity		Jun-10	—	—	—		—	—
$20,000 capacity		Mar-10	—	2.23%	20,000		—	20,000
$17,200 capacity		Apr-10	—	2.70%	4,200		—	4,200

Total secured facilities				3.64%	549,050		400,000	149,050

Unsecured term facilities:
General		Apr-11	Apr-13	2.11%	228,000		—	228,000
Starmount		Nov-10	Nov-12	1.63%	209,494		—	209,494

Total term facilities				1.88%	437,494		—	437,494

	SUBTOTAL			1.35%	$1,509,044		$400,000	$1,109,044

Other					$351		$351	$—

Total Consolidated Debt					$6,095,676		$4,608,347	$1,487,329

Weighted average interest rate					5.01%		5.99%	1.95%

Plus CBL’s Share Of Unconsolidated Affiliates’ Debt:
Huntsville, AL	Parkway Place	Jun-09	Jun-10	2.43%	$26,342		$—	$26,342
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	2.46%	10,979		—	10,979
Lee’s Summit, MO	Summit Fair	Jun-10	—	3.56%	9,642	(i)	—	9,642
Del Rio, TX	Plaza del Sol	Aug-10	—	9.15%	620		620	—
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	3.69%	31,177		—	31,177
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	3.83%	3,640		—	3,640
Port Orange, FL	The Pavilion At Port Orange	Jun-11	Jun-13	1.86%	33,384		—	33,384
Port Orange, FL	The Pavilion At Port Orange Phase II	Jun-11	Jun-12	2.69%	8,300		—	8,300
York, PA	York Town Center	Oct-11	—	3.01%	20,004		—	20,004
Greensboro, NC	Bank of America Building	Apr-13	—	5.33%	4,625		4,625	—
Greensboro, NC	First Citizens Bank Building	Apr-13	—	5.33%	2,555		2,555	—
Greensboro, NC	First National Bank Building	Apr-13	—	5.33%	405		405	—
Greensboro, NC	Friendly Center	Apr-13	—	5.33%	38,812		38,812	—
Greensboro, NC	Friendly Center Office Building	Apr-13	—	5.33%	1,099		1,099	—
Greensboro, NC	Green Valley Office Building	Apr-13	—	5.33%	971		971	—
Greensboro, NC	Renaissance Center Phase 2	Apr-13	—	5.22%	7,850		7,850	—
Greensboro, NC	Wachovia Office Building	Apr-13	—	5.33%	1,533		1,533	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	—	5.09%	54,397	(j)	54,397	—
El Centro, CA	Imperial Valley Mall	Sep-15	—	4.99%	34,218		34,218	—
Raleigh, NC	Triangle Town Center	Dec-15	—	5.74%	98,515		98,515	—
Greensboro, NC	Renaissance Center Phase 1	Jul-16	—	5.61%	18,049		18,049	—
Clarksville, TN	Governor’s Square Mall	Sep-16	—	8.23%	12,983		12,983	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	—	5.27%	14,168		14,168	—
Greensboro, NC	Shops at Friendly Center	Jan-17	—	5.90%	21,945		21,945	—
Harrisburg, PA	High Pointe Commons	May-17	—	5.74%	7,616		7,616	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	—	5.60%	95,400		95,400	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	—	6.10%	3,000		3,000	—

	SUBTOTAL				$562,229		$418,761	$143,468

Less Minority Interests’ Share Of Consolidated Debt:		Minority Interest %
Chattanooga, TN	CBL Center	8.00%		6.25%	$(1,094)		$(1,094)	$—
Chattanooga, TN	CBL Center II	8.00%		3.83%	(928)		—	(928)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,666)		(1,666)	—
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(11,342)		(11,342)	—
High Point, NC	Oak Hollow Mall	25.00%		7.31%	(9,546)		(9,546)	—

	SUBTOTAL				$(24,576)		$(23,648)	$(928)

Company’s Share Of Consolidated And Unconsolidated Debt					$6,633,329		$5,003,460	$1,629,869

Weighted average interest rate					4.99%		5.96%	2.02%

			Optional Extended Maturity Date
		Original Maturity Date					Balance
				Interest Rate
Location	Property				Balance		Fixed	Variable

Total Debt of Unconsolidated Affiliates:
Huntsville, AL	Parkway Place	Jun-09	Jun-10	2.43%	$52,684		$—	$52,684
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-10	Apr-12	2.46%	10,979		—	10,979
Lee’s Summit, MO	Summit Fair	Jun-10	—	3.56%	35,710		—	35,710
Del Rio, TX	Plaza del Sol	Aug-10	—	9.15%	1,226		1,226	—
West Melbourne, FL	Hammock Landing	Aug-10	Aug-13	3.69%	31,177		—	31,177
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	3.83%	3,640		—	3,640
Port Orange, FL	The Pavilion At Port Orange	Jun-11	Jun-13	1.86%	33,384		—	33,384
Port Orange, FL	The Pavilion At Port Orange Phase II	Jun-11	Jun-12	2.69%	8,300		—	8,300
York, PA	York Town Center	Oct-11	—	3.01%	40,008		—	40,008
Greensboro, NC	Bank of America Building	Apr-13	—	5.33%	9,250		9,250	—
Greensboro, NC	First Citizens Bank Building	Apr-13	—	5.33%	5,110		5,110	—
Greensboro, NC	First National Bank Building	Apr-13	—	5.33%	809		809	—
Greensboro, NC	Friendly Center	Apr-13	—	5.33%	77,625		77,625	—
Greensboro, NC	Friendly Center Office Building	Apr-13	—	5.33%	2,199		2,199	—
Greensboro, NC	Green Valley Office Building	Apr-13	—	5.33%	1,941		1,941	—
Greensboro, NC	Renaissance Center Phase 2	Apr-13	—	5.22%	15,700		15,700	—
Greensboro, NC	Wachovia Office Building	Apr-13	—	5.33%	3,066		3,066	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	—	5.09%	90,794	(j)	90,794	—
El Centro, CA	Imperial Valley Mall	Sep-15	—	4.99%	57,031		57,031	—
Raleigh, NC	Triangle Town Center	Dec-15	—	5.74%	197,029		197,029	—
Greensboro, NC	Renaissance Center Phase 1	Jul-16	—	5.61%	36,098		36,098	—
Clarksville, TN	Governor’s Square Mall	Sep-16	—	8.23%	27,333		27,333	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	—	5.27%	28,335		28,335	—
Greensboro, NC	Shops at Friendly Center	Jan-17	—	5.90%	43,891		43,891	—
Harrisburg, PA	High Pointe Commons	May-17	—	5.74%	15,231		15,231	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	—	5.60%	190,800		190,800	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	—	6.10%	6,000		6,000	—

					$1,025,350		$809,468	$215,882

Weighted average interest rate					5.02%		5.60%	2.85%

(a)

A loan extension with a maturity date of January 2012 and a principal balance of $17,250 was executed in January 2009. There is a one-year extension option, which, if exercised, will extend the maturity date to January 2013.

(b)

The Company previously obtained an option to extend this loan from its original maturity date for an additional five years. Rather than pursue the extension option, the Company has entered into discussions with the lender to renegotiate the terms and maturity of the loan on a more favorable basis.

(c)

In January 2009, the Company entered into an interest rate cap on a total notional amount of $129,000 related to it’s Pearland, TX properties to limit the maximum rate of interest that may be applied to the variable-rate loan to 5.55%. The cap terminates in July 2010.

(d)	Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(e)

The Company has entered into an interest rate swap on a notional amount of $40,000 related to Meridian Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate.

(f)

The Company has entered into an interest rate swap on a notional amount of $87,500 related to Rivergate Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate.

(g)

The Company has entered into an interest rate cap on a notional amount of $80,000 related to The Promenade in D’Iberville to limit the maximum interest rate that may be applied to the variable-rate loan to 4.00%. The cap terminates in December 2010. Loan proceeds in the amount of $31,356 of the total debt balance reported have been drawn by the Company and the remainder of the balance has been placed in a restricted cash account to provide for future development costs to be incurred.

(h)

The Company has entered into interest rate swaps on a total notional amount of $400,000 related to its largest secured credit facility to effectively fix the interest rate on that portion of the credit line. Therefore, this amount is currently reflected as having a fixed rate.

(i)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,554.

(j)

Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

Schedule of Maturities of Mortgage and Other Notes Payable as of December 31, 2008
(Dollars in thousands)

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL’s Share of Unconsolidated Affiliates’ Debt	Minority Interests’ Share of Consolidated Debt	CBL’s Share of Consolidated and Unconsolidated Debt	% of Total

2009	$364,941	$—	$(10,474)	$354,467	5.34%
2010	1,001,580	36,604	—	1,038,184	15.65%
2011	985,783	23,644	—	1,009,427	15.22%
2012	899,032	19,279	(1,094)	917,217	13.83%
2013	810,990	122,411	—	933,401	14.07%
2014	151,476	54,397	—	205,873	3.10%
2015	740,049	132,733	—	872,782	13.16%
2016	457,622	31,032	(11,342)	477,312	7.20%
2017	469,285	142,129	(1,666)	609,748	9.19%
2018	199,900	—	—	199,900	3.01%

Face Amount of Debt	6,080,658	562,229	(24,576)	6,618,311	99.77%
Net Premiums on Debt	15,018	—	—	15,018	0.23%

Total	$6,095,676	$562,229	$(24,576)	$6,633,329	100.00%

Based on Original Maturity Dates as of December 31, 2008:

Year	Consolidated Debt	CBL’s Share of Unconsolidated Affiliates’ Debt	Minority Interests’ Share of Consolidated Debt	CBL’s Share of Consolidated and Unconsolidated Debt	% of Total

2009	$1,640,679	$26,342	$(10,474)	$1,656,547	24.97%
2010	793,380	56,058	—	849,438	12.81%
2011	621,818	61,688	—	683,506	10.30%
2012	547,492	—	(1,094)	546,398	8.24%
2013	458,957	57,850	—	516,807	7.79%
2014	151,476	54,397	—	205,873	3.10%
2015	740,049	132,733	—	872,782	13.16%
2016	457,622	31,032	(11,342)	477,312	7.20%
2017	469,285	142,129	(1,666)	609,748	9.19%
2018	199,900	—	—	199,900	3.01%

Face Amount of Debt	6,080,658	562,229	(24,576)	6,618,311	99.77%
Net Premiums on Debt	15,018	—	—	15,018	0.23%

Total	$6,095,676	$562,229	$(24,576)	$6,633,329	100.00%

Debt Covenant Compliance Ratios as of December 31, 2008

Unsecured Line of Credit	Required	Actual	Compliance

Debt to Gross Asset Value	65%	57%	Yes
Interest Coverage Ratio*	>1.75x	2.30x	Yes
Debt Service Coverage Ratio*	>1.55x	1.91x	Yes

*	Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	847,395	$36.42	$34.78	-4.5%	$35.64	-2.1%
Stabilized malls	805,860	37.13	35.44	-4.6%	36.32	-2.2%
New leases	150,018	49.03	53.41	8.9%	55.68	13.6%
Renewal leases	655,842	34.40	31.32	-9.0%	31.89	-7.3%

Year to Date:
All Property Types (1)	3,037,176	$36.18	$37.55	3.8%	$38.58	6.6%
Stabilized malls	2,771,999	37.76	39.30	4.1%	40.39	7.0%
New leases	703,370	43.87	49.81	13.5%	52.29	19.2%
Renewal leases	2,068,629	35.68	35.72	0.1%	36.34	1.8%

Total Leasing Activity

Square Feet

Quarter:
Total Leased	1,143,656
Operating Portfolio	1,017,723
Development Portfolio	125,933

Year to Date:
Total Leased	6,099,281
Operating Portfolio	4,129,309
Development Portfolio	1,969,972

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of December 31,

	2008	2007

Stabilized malls	$29.46	$29.20
Non-stabilized malls	25.81	26.70
Associated centers	11.91	11.78
Community centers	14.46	11.76
Other	18.50	16.97

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.

(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

Top 25 Tenants Based on Percentage of Total Revenues as of December 31, 2008

	Tenant	Number of Stores	Square Feet	Annual Gross Rentals (1)	Percentage of Total Revenues

1	Limited Brands, LLC	160	789,265	$32,608,199	2.86%
2	Foot Locker, Inc.	182	696,075	28,524,645	2.50%
3	The Gap Inc.	103	1,085,866	26,852,838	2.36%
4	Abercrombie & Fitch, Co.	98	659,673	24,137,962	2.12%
5	AE Outfitters Retail Company	85	490,380	22,434,607	1.97%
6	Signet Group plc (2)	120	210,955	19,865,357	1.74%
7	Zale Corporation	147	156,023	17,097,659	1.50%
8	Finish Line, Inc.	90	442,033	16,881,695	1.48%
9	Luxottica Group, S.P.A. (3)	153	334,977	16,802,174	1.47%
10	Genesco Inc. (4)	183	251,471	15,722,052	1.38%
11	New York & Company, Inc.	58	420,875	15,443,954	1.35%
12	Express Fashions	51	427,356	14,697,777	1.29%
13	Dick’s Sporting Goods, Inc.	17	1,024,973	14,412,196	1.26%
14	JC Penney Co. Inc. (5)	75	8,528,507	14,294,938	1.25%
15	Charlotte Russe Holding, Inc.	52	360,274	13,092,435	1.15%
16	The Regis Corporation	211	248,655	12,891,079	1.13%
17	Aeropostale, Inc.	76	258,465	10,865,496	0.95%
18	Christopher & Banks, Inc.	87	297,169	10,405,514	0.91%
19	Sun Capital Partners, Inc. (6)	60	876,722	10,367,377	0.91%
20	Charming Shoppes, Inc. (7)	52	297,806	9,896,691	0.87%
21	The Buckle, Inc.	50	246,746	9,872,004	0.87%
22	Pacific Sunwear of California	70	256,017	9,870,955	0.87%
23	The Children’s Place Retail Stores, Inc.	54	227,570	9,389,416	0.82%
24	Claire’s Stores, Inc.	121	143,024	9,134,720	0.80%
25	Tween Brands, Inc. (8)	65	263,019	8,882,745	0.78%

		2,420	18,993,896	$394,444,485	34.59%

(1)	Includes annual minimum rent and tenant reimbursements based on amounts in effect at December 31, 2008.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw’s Jewelers, Osterman’s Jewelers, LeRoy’s Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut and Pearl Vision.
(4)	Genesco Inc. operates Journey’s, Jarman, Underground Station, Hat World, Lids, Hat Zone and Cap Factory stores.
(5)	JC Penney Co. Inc. owns 30 of these stores.
(6)	Sun Capital Partners, Inc. operates Anchor Blue, Fazoli’s, Friendly’s, Life Uniform, Shopko, Smokey Bones, Souper Salad and The Limited.
(7)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine’s.
(8)	Tween Brands, Inc. operates Limited Too and Justice.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

Capital Expenditures for the Three Months and Year Ended December 31, 2008 (In thousands)
	Three Months	Full Year

Tenant allowances	$8,779	$42,247

Renovations	488	17,184

Deferred maintenance:
Parking lot and parking lot lighting	2,806	6,073
Roof repairs and replacements	892	5,512
Other capital expenditures	1,598	6,935

Total deferred maintenance expenditures	5,296	18,520

Total capital expenditures	$14,563	$77,951

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized (In thousands)

	2008	2007

Quarter ended:
March 31,	$596	$1,001
June 30,	990	1,593
September 30,	818	548
December 31,	911	1,478

	$3,315	$4,620

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Year Ended December 31, 2008

Properties Opened Year-To-Date
(Dollars in thousands)

			CBL’s Share of

Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Date Opened	Initial Yield (a)

Mall Expansions:
Cary Towne Center - Mimi’s Café	Cary, NC	6,674	$2,243	$1,072	Spring-08	15.0%
Coastal Grand - Ulta Cosmetics	Myrtle Beach, SC	10,000	1,494	1,956	Spring-08	8.7%
Coastal Grand - JCPenney	Myrtle Beach, SC	103,395	N/A	N/A	Spring-08	N/A	(b)
Brookfield Square - Claim Jumpers	Brookfield, WI	12,000	3,430	2,859	Summer-08	9.7%
Southpark Mall - Foodcourt	Colonial Heights, VA	17,150	7,755	5,530	Summer-08	11.0%
High Pointe Commons - Christmas Trees Shops	Harrisburg, PA	34,938	6,247	6,130	Fall-08	9.0%
Laurel Park Place - Food Court	Detroit, MI	30,031	4,909	3,649	Winter-08	10.5%

Mall Renovations:
Georgia Square	Athens, GA	674,738	16,900	16,902	Spring-08	N/A
Brookfield Square	Brookfield, WI	1,132,984	18,100	17,999	Fall-08	N/A

Redevelopmets:
Parkdale Mall - Former Dillards (Phase I & II)	Beaumont, TX	70,220	29,266	17,117	Jan-08/Fall-08	6.6%

Associated/Lifestyle Centers:
Brookfield Square - Corner Development	Brookfield, WI	19,745	10,718	8,638	Winter-08	8.4%

Community/Open-Air Centers:
Alamance Crossing - Theater/Buildings P, N&T	Burlington, NC	82,997	18,882	11,158	Spring-08	8.4%
Statesboro Crossing (c)	Statesboro, GA	160,166	20,266	20,573	Fall-08/Summer-10	8.1%

Mixed-Use Center:
Pearland Town Center (Retail Portion)	Pearland, TX	692,604	151,366	128,681	Summer-08	8.2%
Pearland Town Center (Hotel Portion)	Pearland, TX	72,500	17,583	16,142	Summer-08	8.4%
Pearland Town Center (Residential Portion)	Pearland, TX	68,110	10,677	9,665	Summer-08	9.8%
Pearland Town Center (Office Portion)	Pearland, TX	51,560	10,306	7,850	Summer-08	8.8%

Office:
CBL Center II	Chattanooga, TN	74,598	17,120	13,648	January-08	8.6%

		3,314,410	$347,262	$289,569

Announced Property Renovations and Redevelopments
(Dollars in thousands)

			CBL’s Share of

Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield (a)

Redevelopments:
West County - Former Lord & Taylor	St. Louis, MO	90,620	$34,149	$21,231	Spring-09	9.9%

Properties Under Development at December 31, 2008
(Dollars in thousands)

			CBL’s Share of

Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield (a)

Mall Expansions:
Asheville Mall - Barnes & Noble	Asheville, NC	40,000	$11,684	$7,260	Spring-09	5.3%
Oak Park Mall - Barnes & Noble	Kansas City, KS	35,539	9,619	9,948	Spring-09	6.9%

Community/Open-Air Centers:
Hammock Landing (Phase I and Phase 1A) (d)	West Melbourne, FL	463,153	39,286	40,660	Spring-09/Fall-10	7.5	% *
Settlers Ridge (Phase I) (e)	Robinson Township, PA	389,773	99,009	50,040	Fall-09	6.4	% *
Summit Fair (f)	Lee’s Summit, MO	482,051	22,000	22,000	Fall-08/Summer-09	9.8%
The Pavilion at Port Orange (Phase I and Phase 1A) (d)	Port Orange, FL	495,669	73,813	39,244	Fall-09/Summer-10	6.5	% *
The Promenade (c)	D’Iberville, MS	681,317	87,058	46,806	Fall-09	8.0%

		2,587,502	$342,469	$215,958

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.

(b)	The Company is leasing the land to JCPenney at an annual yield of 17.7% based on land costs.

(c)

Statesboro Crossing is a 50/50 joint venture. The Promenade is an 85/15 joint venture. Amounts shown are 100% of total cost to date as CBL has funded all costs to date. Costs to date may be gross of applicable reimbursements that have not yet been received.

(d)	50/50 joint venture. Cost to date may be gross of applicable reimbursements that have not yet been received.

(e)

60/40 joint venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date. Costs to date may be gross of applicable reimbursements that have not yet been received.

(f)	CBL’s interest represents 27% of project cost.

*Pro Forma initial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.